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                                                                    EXHIBIT 99.3

                         PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE [X]

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                    ----------------------------------------
                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                                FOR THE PROPOSAL
                    ----------------------------------------

                                           FOR     AGAINST    ABSTAIN
1.  Proposal to approve the issuance of
    PerkinElmer common stock to the        [ ]       [ ]        [ ]
    stockholders of Packard BioScience
    Company in the merger of a wholly-
    owned subsidiary of PerkinElmer
    with and into Packard BioScience.

                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

                               Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

SIGNATURE:              DATE:            SIGNATURE:               DATE:
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[PERKINELMER LOGO]

                                     PROXY

                               PERKINELMER, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          FOR THE SPECIAL MEETING OF STOCKHOLDERS               , 2001
                                                   --------------

     The undersigned hereby appoints Gregory L. Summe, Robert F. Friel and Terrance L. Carlson, each of them, proxies with power of substitution to vote, as indicated below, for and on behalf of the undersigned at the Special Meeting of Stockholders of PerkinElmer, Inc., to be held at Sheraton Needham Hotel, 100 Cabot Street, Needham, Massachusetts 02494-2802 on ______________, 2001, at [
], and at any adjournment, postponement or continuation thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting.

1.  APPROVAL OF STOCK ISSUANCE  Authority to approve the issuance of PerkinElmer common stock to the stockholders of Packard
                                BioScience Company in the merger of a wholly-owned subsidiary of PerkinElmer with and into Parkard BioScience.

SEE REVERSE SIDE. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
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